UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 7, 2007

General Moly, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-32986	91-0232000
(Commission File Number)	(IRS Employer Identification No.)

1726 Cole Blvd., Suite 115, Lakewood, CO	80401
(Address of Principal Executive Offices)	(Zip Code)

(303) 928-8599
(Registrant’s Telephone Number, Including Area Code)

Idaho General Mines, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Review

Company management and the Company’s audit committee undertook an internal review of the Company’s financial statements included in the Form 10-KSB for the year ended December 31, 2006 and in the Form 10-QSB for the six months ended June 30, 2007 to, among other things, ensure that its prior financial statements were fairly presented.

As a result of this internal review, Company management and the Company’s audit committee concluded, on November 7, 2007, that, due to material errors principally in its accounting for equity instruments issued to employees and non-employees for the year ended December 31, 2004, the Company’s previously issued financial statements for the years ended December 31, 2006, 2005 and 2004, the interim financial statements for each of the quarters in the years ended December 31, 2006 and the first and second quarters in 2007 (collectively, the “previously issued financial statements”) should no longer be relied upon. Accordingly, Company management concluded that the Company will restate its previously issued financial statements and file an amended Annual Report on Form 10-KSB/A for the year ended December 31, 2006, and amended Quarterly Reports on Form 10-QSB/A for the quarters ended March 31, 2007 and June 30, 2007, as soon as practical.

These errors had no impact on the Company’s cash position and impacted the following captions of the Company’s previously issued financial statements: property research, exploration and development expenses, general and administrative expenses, total assets, current liabilities and shareholders’ equity. At June 30, 2007, the cumulative effect of all changes was an increase in property research, exploration and development expense of $423,000, an increase in general and administration expense of $186,000, a decrease in realized loss on marketable securities of $321,000, and an increase to our shareholders’ equity of $363,000. The specific details of the errors found and the effects on the previously issued financial statements are discussed and summarized below.

Company management determined that the Company’s accounting for certain employee services received in exchange for an award of equity instruments and equity instruments issued to non-employees in exchange for goods and services during the year ended December 31, 2004 was not in compliance with generally accepted accounting principles. Specifically, in the year ended December 31, 2004, the following material errors occurred:

•
The Company incorrectly applied the guidance in FASB Statement 123 - Accounting for Stock-Based Compensation, and FASB Statement 123(R) -Share Based Payment in accounting for individual equity awards granted to employees.

•
The Company incorrectly applied the guidance in EITF 96-18 - Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Connection with Selling Goods and Services in accounting for equity instruments issued to non-employees in exchange for goods and services.

In addition to the errors discussed above, Company management found certain other errors in previously issued financial statements for each of the periods from January 1, 2004 through June 30, 2007. Company management determined that, while these errors are not material individually or in the aggregate to the financial statements taken as a whole, it will correct the errors in connection with the filing of the restated financial statements discussed above. Specifically, in the previously issued financial statements the following are also being corrected:

•	The Company expensed certain costs incurred related to stock offerings rather then offsetting such costs against the proceeds of the respective offerings.
•	The Company failed to accrue for certain obligations in the appropriate period.
•
The Company incorrectly allocated a portion of the cash consideration paid for water rights to non-marketable securities and subsequently impaired such securities, rather than allocating this portion of the consideration to the purchase of such water rights.

Company management and the Company’s audit committee have discussed the matters disclosed in this Form 8-K with the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP.

The impact of these errors on each of the Company’s previously issued financial statements, are set forth in the table below (in thousands except per share amounts).

	As Originally Reported	As Restated	Impact of the error Increase (Decrease)
Income Statement for the year ended December 31, 2004
Property research, exploration and development expenses	$1,596	$1,822	$226
General and administrative expenses	812	1,254	442
Net loss	2,337	3,004	668
Basic and fully diluted loss per share	.39	.50	.11

Income Statement for the year ended December 31, 2005
Property research, exploration and development expenses	$2,397	2,384	(13)
General and administrative expenses	2,128	2,120	(8)
Net loss	4,518	4,498	(20)
Basic and fully diluted loss per share	.31	.31	-

Income Statement for the year ended December 31, 2006
Property research, exploration and development expenses	$6,021	6,146	125
General and administrative expenses	7,320	7,076	(244)
Realized loss on marketable securities	321	0	(321)
Net loss	12,745	12,305	(440)
Basic and fully diluted loss per share	.34	.33	(.01)

Income Statement for the three months ended March 31, 2007
Property research, exploration and development expenses	3,912	3,842	(70)
General and administrative expenses	5,403	5,399	(4)
Net loss	9,147	9,073	(74)
Basic and fully diluted loss per share	.21	.21	-

Income Statement for the six months ended June 30, 2007
Property research, exploration and development expenses	$10,070	10,155	85
General and administrative expenses	8,936	8,932	(4)
Net loss	18,477	18,558	81
Basic and fully diluted loss per share	.38	.38	-

Balance Sheet at January 1, 2005
Land and Mining Claims	$481	$874	$393
Total Assets	1,222	1,615	393
Current Liabilities	27	40	13
Additional Paid in Capital	3,822	4,869	1,047
Accumulated Deficit	(2,639)	(3,307)	(668)
Total Stockholders’ Equity	1,195	1,575	380

Balance Sheet at December 31, 2005
Land and Mining Claims	497	889	393
Total Assets	850	1,243	393
Additional Paid in Capital	7,146	8.214	1,068
Accumulated Deficit	(7,157)	(7,804)	(648)
Total Stockholders’ Equity	34	427	393

Balance Sheet at December 31, 2006
Land and Mining Claims	7,885	8,598	713
Total Assets	26,391	27,104	713
Accrued Liabilities	970	1,095	125
Additional Paid in Capital	45,221	46,017	796
Accumulated Deficit	(19,902)	(20,109)	(207)
Total Stockholders’ Equity	25,362	25,951	589

Balance Sheet at March 31, 2007
Land and Mining Claims	12,611	13,324	713
Total Assets	37,999	38,712	713
Additional Paid in Capital	49,676	50,397	721
Accumulated Deficit	29,049	29,182	(133)
Total Stockholders’ Equity	35,012	35,600	588

Balance Sheet at June 30, 2007
Land and Mining Claims	16,958	17,671	713
Total Assets	46,249	46,962	713
Accrued Liabilities	2,895	3,245	350
Additional Paid in Capital	81,268	81,919	651
Accumulated Deficit	(38,380)	(38,669)	(289)
Total Stockholders’ Equity	42,943	43,306	363

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOLY, INC. (Registrant)

Date: November 14, 2007	By:	/s/ David A. Chaput
David A. Chaput
Chief Financial Officer